                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


               Date of Report (Date of earliest event reported):

                                October 23, 1998


                            SATCON TECHNOLOGY CORPORATION
                  -----------------------------------------------------
             (Exact name of registrant as specified in its charter)


        Delaware                     001-11512               04-2857552
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     (State or other               (Commission               (IRS Employer
     jurisdiction of               File Number)              Identification No.)
     incorporation)


         161 First Street, Cambridge, Massachusetts                    02142
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     (Address of principal executive offices)                        (Zip Code)


     Registrant's telephone number, including area code:  (617) 661-0540
                                                          --------------------


                                 Not Applicable
                                 --------------
         (Former name or former address, if changed since last report)

ITEM 5.   OTHER EVENTS

     On October 23, 1998, SatCon Technology Corporation (the "Company") entered into a Securities Purchase Agreement (the "Agreement"), dated as of October 23, 1998, by and among Beacon Power Corporation, a majority-owned subsidiary of the Company ("Beacon"), Perseus Capital, L.L.C. ("Perseus"), Duquesne Enterprises ("Duquesne"), Micro Generation Technology Fund, L.L.C. ("Micro," and together with Perseus and Duquesne, the "Purchasers") and the Company. Pursuant to the terms of the Agreement, (i) the Purchasers purchased from Beacon and Beacon issued, sold and delivered to the Purchasers 1,900,000 shares (the "Shares") of Beacon's Class D Preferred Stock, $.01 par value per share; (ii) the Purchasers have the right to receive certain warrants to purchase shares of Beacon's common stock, $.01 par value per share ("Beacon's Common Stock"); (iii) the Company granted the Purchasers the right (the "Put Right") to cause the Company, in the circumstances described below, to purchase all of the Shares and all of Beacon's Common Stock issuable upon conversion of the Shares; and (iv) upon exercise of the Put Right pursuant to the terms of the Agreement, the Company must pay the consideration contemplated by the Agreement in shares of the Company's common stock, $.01 par value per share, valued at the average fair market value for the fifteen trading days before and after notice of exercise of the Put Right. The aggregate consideration received by Beacon was $4,750,000. The Put Right is exercisable within sixty days of the second, third, fourth and fifth anniversary of the closing date of the transaction, upon certain events of bankruptcy of Beacon and upon the occurrence of certain going private transactions involving the Company.

     Beacon was organized by the Company in May 1997 to continue the development and distribution of the stationary, on-ground applications of the Company's fly-wheel energy storage technology. A fly-wheel energy storage system acts as a mechanical battery and has applications in a variety of markets requiring an uninterruptible power source, including the cable television and telecommunications markets.

     The Shares were not registered under the Securities Act of 1933, as amended (the "Securities Act") but the Purchasers entered into registration rights agreements with the Company and Beacon.

     The terms of the Agreement were determined on the basis of arms-length negotiations. Prior to the execution of the Agreement, neither the Company nor Beacon had any material relationship with Perseus or Micro. In May 1997, Duquesne entered into agreements with the Company and Beacon pursuant to which, among other things, Duquesne will act as exclusive distributor of Beacon's products, subject to certain exceptions, in seven Mid-Atlantic States and the District of Colombia.

     This report may contain forward-looking statements within the meaning of
Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended, which reflect the Company's current judgment on certain issues. Because such statements apply to future events, they are subject to risks and uncertainties that could cause the actual results to differ materially. Important factors which could cause actual results to differ materially are described in the Company's reports on Forms 10-K and 10-Q on file with the Securities and Exchange Commission.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

          (a)  Financial statements.

               None.

          (b)  Pro forma financial information.

               None.

          (c)  Exhibits.

               The Exhibits to this report are listed in the Index to Exhibits set forth on page 4 hereof.


                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  October 28, 1998             SATCON TECHNOLOGY CORPORATION



                              By:   /s/ David B. Eisenhaure
                                    ___________________________________________
                                    David B. Eisenhaure
                                    President, Chief Executive Officer and
                                    Chairman of the Board of Directors

                               INDEX TO EXHIBITS



EXHIBIT
NUMBER                              EXHIBIT
-------                             -------


10.14 Securities Purchase Agreement, dated as of October 23, 1998, by and among Beacon Power Corporation, Perseus Capital, L.L.C., Duquesne Enterprises, Micro Generation Technology Fund, L.L.C. and SatCon Technology Corporation.

10.15 Amended and Restated License Agreement, dated as of October 23, 1998, by and among SatCon Technology Corporation and Beacon Power Corporation.

10.16 Registration Rights Statement, dated as of October 23, 1998, by and among Beacon Power Corporation, Perseus Capital, L.L.C., Duquesne Enterprises, Micro Generation Technology Fund, L.L.C. and SatCon Technology Corporation, setting forth certain registration rights granted by SatCon Technology Corporation.

10.17 Registration Rights Statement, dated as of October 23, 1998, by and among Beacon Power Corporation, Perseus Capital, L.L.C., Duquesne Enterprises, Micro Generation Technology Fund, L.L.C. and SatCon Technology Corporation, setting forth certain registration rights granted by Beacon Power Corporation.